EXHIBIT 10.4

First Amendment to Purchase and Contribution Agreement

January 16, 2018

Reference is hereby made to (i) that certain Purchase and Contribution Agreement, dated as of June 23, 2011 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Purchase Agreement”), by and among PennantPark Floating Rate Funding I, LLC, a Delaware limited liability company, as buyer (in such capacity, together with its permitted successors and assigns, the “Buyer”), and PennantPark Floating Rate Capital Ltd., a Maryland corporation, as the seller (together with its permitted successors and assigns, the “Seller”), and (ii) that certain Third Amended and Restated Revolving Credit and Security Agreement, dated as of May 22, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among PennantPark Floating Rate Funding I, LLC, a Delaware limited liability company, as borrower (in such capacity, together with its permitted successors and assigns, the “Borrower”); PennantPark Investment Advisers, LLC, a Delaware limited liability company, as the collateral manager (together with its permitted successors and assigns, the “Collateral Manager”), the Lenders from time to time party thereto (the “Lenders”); SunTrust Bank, as administrative agent for the Secured Parties (as defined in the Agreement) (in such capacity, together with its successors and assigns, the “Administrative Agent”), SunTrust Bank, as the swingline lender (the “Swingline Lender”), U.S. Bank National Association, as collateral agent for the Secured Parties (as defined in the Agreement) (in such capacity, together with its successors and assigns, the “Collateral Agent”); U.S. Bank National Association, as custodian (in such capacity, together with its successors and assigns, the “Custodian”); U.S. Bank National Association, as collateral administrator (in such capacity, together with its successors and assigns, the “Collateral Administrator”); and U.S. Bank National Association, as backup collateral manager (in such capacity, together with its successors and assigns, the “Backup Collateral Manager”).  Certain capitalized terms used and not otherwise defined herein, and certain rules of construction, have the meanings assigned thereto in the Purchase Agreement or, if not defined therein, in the Loan Agreement.

Preliminary Statements

A.	The parties hereto have previously entered into and are currently party to the Purchase Agreement;
B.	The Buyer has previously entered into and is currently party to the Loan Agreement;
C.	The parties hereto desire to amend the Purchase Agreement; and
D.	The Administrative Agent and the Lenders are willing to consent to such amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.	Amendments.

Effective as of the date hereof, the Purchase Agreement is hereby amended by:

1.1	The insertion of the following Section 2.3 in the correct numerical order therein:
“Section 2.3Administrative Convenience.

The Seller and the Buyer acknowledge and agree that, solely for administrative convenience, the Seller may direct that a Transferred Loan be titled directly into the name of the Buyer, and/or that any document or assignment agreement (or, in the case of any Underlying Note, any chain of endorsement) required to be executed and delivered in connection with (a) the acquisition of a Transferred Loan as a lender at the closing thereof may be executed and delivered directly by the Buyer at the direction of the Seller or (b) the transfer of a Transferred Loan in accordance with the terms of the Related Documents may reflect that any third party from whom the Seller may purchase a Transferred Loan is assigning such Transferred Loan directly to the Buyer.  Nothing in any such document or assignment agreement (or, in the case of any Underlying Note, nothing in such chain of endorsement) shall be deemed to impair the transfers of the related Transferred Loan by the Seller to the Buyer in accordance with the terms of this Agreement.”

1.2	The deletion of Section 10.1 in its entirety and its restatement to read as follows:
“Section 10.1Amendment.

This Agreement and the rights and obligations of the parties hereunder may not be amended, waived or changed orally, but only by an instrument in writing signed by the Buyer and the Seller and, for so long as the Credit Agreement remains in effect, with the consent of the Administrative Agent and the Required Lenders.”

Section 2.	Representations.
2.1.

Each of the Buyer and the Seller hereby represents and warrants to the other party hereto that as of the date hereof each of their respective representations and warranties contained in the Facility Documents to which it is a party, including without limitation Section 4.2 of the Purchase Agreement and Section 4.01 of the Loan Agreement (in the case of the Buyer) and Section 4.1 of the Purchase Agreement (in the case of the Seller), are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

2.2	The Buyer hereby represents and warrants that it has provided not less than ten (10) Business Days’ prior written notice of this amendment agreement to the Administrative Agent.
Section 3.	Miscellaneous.

3.1.Except as specifically waived hereby, the Purchase Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific amendment agreement need not be made in the Purchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Purchase Agreement, any reference in any of such items to the Purchase Agreement being sufficient to refer to the Purchase Agreement as amended hereby.

3.2.This amendment agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this amendment agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

3.3.Governing Law.  This amendment agreement and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the internal law of the State of New York.

[Signature Pages To Follow]

In Witness Whereof, the parties hereto have caused this amendment agreement to be executed and delivered by their duly authorized officers as of the date hereof.

PennantPark Floating Rate Funding I, LLC, as Buyer

By:	PennantPark Floating Rate Capital Ltd., as Designated Manager

By: /s/ Aviv Efrat

Name: Aviv Efrat
Title: Chief Financial Officer

PennantPark Floating Rate Capital Ltd., as Seller

By: /s/ Aviv Efrat

Name: Aviv Efrat
Title: Chief Financial Officer

[Signature Page to Amendment Agreement]

Consented to and Agreed by:

SunTrust Bank,
as Administrative Agent

By: /s/ Jason Meyer

Name: Jason Meyer
Title: Senior Vice President

[Signature Page to Amendment Agreement]

SunTrust Bank, as a Lender

By: /s/ Jason Meyer

Name: Jason Meyer
Title: Senior Vice President

[Signature Page to Amendment Agreement]

“Lenders”

Goldman Sachs Bank USA, as Lender

By: /s/ Chris Lam

Name: Chris Lam
Title: Authorized Signatory

Morgan Stanley Bank, N.A., as Lender

By: /s/ Emanuel Ma

Name: Emanuel Ma
Title: Authorized Signatory

Capital One, N.A., as Lender

By: /s/ Young Son

Name: Young Son
Title: Director

City National Bank, as Lender

By: /s/ Jeffrey Feinberg

Name: Jeffrey Feinberg
Title: Senior Vice President

Comerica Bank, as Lender

By: /s/ Timothy O’Rourke

Name: Timothy O’Rourke
Title: Vice President

Bank of New York Mellon, as Lender

By: /s/ James L. Behrmann

Name: James L. Behrmann
Title: Managing Director

Société Générale, as Lender

By: /s/ Julien Thinat

Name: Julien Thinat
Title: Authorized Signatory

Mountcliff Funding LLC, as a related         CP Conduit

By: /s/ Josh Borg

[Signature Page to Amendment Agreement]

Name: Josh Borg
Title: Authorized Signatory

Stifel Bank & Trust, as Lender

By: /s/ Joseph L. Sooter, Jr.

Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

State Bank and Trust Company, as Lender

By: /s/ Wes Reagan

Name: Wes Reagan
Title: Senior Vice President

[Signature Page to Amendment Agreement]